UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT to SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934
Dover Saddlery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	04-3438294
(State of incorporation or organization)	(I.R.S. Employer Identification No.)
525 Great Road, Littleton, MA	01460
(Address of principal executive offices)	(Zip Code)
     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐
     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☑
     Securities Act registration statement file number to which this form relates (if applicable): 333-127888
     Securities to be registered pursuant to Section 12(b) of the Act:
None.
     Securities to be registered pursuant to Section 12(g) of the Act:
Common Stock, par value $0.0001 per share
(Title of class)

Item 1. Description of The Registrant’s Securities to be Registered
Item 2. Exhibits
SIGNATURE
Exhibit Index

Item 1. Description of The Registrant’s Securities to be Registered
The description of the Common Stock of Dover Saddlery, Inc. (the “Registrant”) set forth under the caption “Description of Capital Stock” in the Registrant’s Registration Statement on Form S-1 (File No. 333-127888) as filed with the Securities and Exchange Commission on November 2, 2005 (the “Registration Statement”), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.
Item 2. Exhibits
The following exhibits are incorporated by reference as indicated below.

Exhibit Number	Description

3.1*	Amended and Restated Certificate of Incorporation of the Registrant
3.2**	Certificate of Amendment to Certificate of Incorporation of the Registrant
3.3***	Second Amended and Restated Certificate of Incorporation of the Registrant to be filed upon completion of the offering
3.4*	By-laws of the Registrant
3.5**	Amended and Restated By-laws of the Registrant to be effective upon completion of the offering
4.1***	Specimen common stock certificate

*	Incorporated by reference to the identically numbered exhibit to the Registrant’s Registration Statement on Form S-1 filed August 26, 2005 (File No. 333-127888).

**	Incorporated by reference to exhibits filed with the Registrant’s Registration Statement on Form S-1 filed October 5, 2005 (File No. 333-127888).

***	Incorporated by reference to exhibits filed with the Registrant’s Registration Statement on Form S-1 filed October 25, 2005 (File No. 333-127888).

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DOVER SADDLERY, INC.
	By:	/s/ Stephen L. Day
Date: November 15, 2005		Name:	Stephen L. Day
		Title:	President

Exhibit Index

Exhibit Number	Description

3.1*	Amended and Restated Certificate of Incorporation of the Registrant
3.2**	Certificate of Amendment to Certificate of Incorporation of the Registrant
3.3***	Second Amended and Restated Certificate of Incorporation of the Registrant to be filed upon completion of the offering
3.4*	By-laws of the Registrant
3.5**	Amended and Restated By-laws of the Registrant to be effective upon completion of the offering
4.1***	Specimen common stock certificate

*	Incorporated by reference to the identically numbered exhibit to the Registrant’s Registration Statement on Form S-1 filed August 26, 2005 (File No. 333-127888).

**	Incorporated by reference to exhibits filed with the Registrant’s Registration Statement on Form S-1 filed October 5, 2005 (File No. 333-127888).

***	Incorporated by reference to exhibits filed with the Registrant’s Registration Statement on Form S-1 filed October 25, 2005 (File No. 333-127888).